UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 23, 2011, the Company issued a press release containing financial results for the quarter and year ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a teleconference and webcast at 10:00 a.m. Mountain time on Wednesday, February 23, 2011 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com) by clicking on “Fourth Quarter and Full Year 2010 Earnings webcast”. The webcast replay and presentation also will be available on the Investor Relations page accessible by clicking the “Investor Relations” link on the homepage.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Investor Conference Participation and Website Posting of Presentation

The Company plans to host a teleconference and webcast at 10:00 a.m. Mountain time on Wednesday, February 23, 2011 to discuss its financial results for the quarter and year ended December 31, 2010. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com) by clicking on “Fourth Quarter and Full Year 2010 Earnings webcast”. The webcast replay and presentation also will be available on the Investor Relations page accessible by clicking the “Investor Relations” link on the homepage.

The Company also plans to participate in the following upcoming investor events. Updated investor presentations will be posted on the homepage of the Company’s website at www.billbarrettcorp.com. None of the following conference presentations is webcast, but please check the website at 5:00 p.m. Mountain time the business day prior to the investor event for the most recent presentation.

•	Chief Financial Officer Bob Howard will present at the JP Morgan Global High Yield and Leveraged Finance Conference on Tuesday, March 1, 2011 at 4:40 p.m. Eastern time. The event is not webcast.

•	Chairman, Chief Executive Officer and President Fred Barrett will present at the Howard Weil 2011 Energy Conference on Monday, March 28, 2011 at 4:20 p.m. Central time. The event is not webcast.

All statements in the teleconference and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2011	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President—General Counsel; and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 23, 2011.

4